Exhibit 10.3

First Amendment to Second Amended and Restated Credit Agreement

This First Amendment to Second Amended and Restated Credit Agreement (this “First Amendment”), dated as of May 2, 2023 (the “First Amendment Effective Date”), is among Vitesse Energy, Inc., a Delaware corporation (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Credit Parties”); each of the Lenders that is a signatory hereto; and Wells Fargo Bank, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
Recitals
A.    The Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of January 13, 2023 (as amended, restated, amended and restated, supplemented, or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.
B.    The parties have agreed to amend the Credit Agreement as more fully described herein.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this First Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this First Amendment refer to sections of the Credit Agreement.
Section 2.Amendments. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be amended effective as of the First Amendment Effective Date (or, solely in the case of Section 2.3, as of March 31, 2023) in the manner provided in this Section 2.
1.1Additional Definitions. Section 1.02 of the Credit Agreement is hereby amended to add thereto in the appropriate alphabetical order the following definitions which shall read in full as follows:
“First Amendment” means that certain First Amendment to Second Amended and Restated Credit Agreement dated as of the First Amendment Effective Date among the Borrower, the Guarantors party thereto, the Administrative Agent and the Lenders party thereto.
“First Amendment Effective Date” means May 2, 2023.
1.2Amended Definitions. Each of the following definitions contained in Section 1.02 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
“Loan Documents” means this Agreement, the First Amendment, the Notes, the Letter of Credit Agreements, any Fee Letter, the Letters of Credit, the Security Instruments and any other document identified as a “Loan Document”

delivered in connection with this Agreement from time to time, in each case, as the same may be amended, modified, supplemented or restated from time to time.
1.3Amendment to Section 8.19 of the Credit Agreement. Section 8.19 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
Section 8.19    Affirmative Hedging Covenant. As of the last day of each fiscal quarter (each, a “Swap Compliance Date”), commencing with the fiscal quarter ending June 30, 2023, one or more of the Credit Parties shall have entered into Swap Agreements with one or more Approved Counterparties in the form of fixed price swap transactions, or purchased put options or collars to hedge notional volumes of crude oil covering not less than (a) for each fiscal quarter during the first twelve (12) months following such Swap Compliance Date, fifty percent (50%) and (b) for each fiscal quarter during months thirteen (13) through twenty four (24) following such Swap Compliance Date, fifty percent (50%), in each case, of the reasonably anticipated proved developed producing production of crude oil of the Credit Parties as projected for each such quarter in the Reserve Report most recently delivered prior to such Swap Compliance Date; provided that if the Utilization Percentage as of each of the five (5) consecutive Business Days immediately prior to and including the applicable Swap Compliance Date is less than fifty percent (50%), then (x) the reference to fifty percent (50%) in the foregoing clause (a) will be deemed to be a reference to forty percent (40%) with respect to such Swap Compliance Date and (y) the Borrower shall not be required to comply with the foregoing clause (b) with respect to such Swap Compliance Date.
Section 3.Borrowing Base and Elected Commitment Amounts. Effective as of the First Amendment Effective Date, (i) the Administrative Agent and the Lenders party hereto hereby agree that, effective as of the First Amendment Effective Date, the Borrowing Base is hereby reduced from $265,000,000 to $245,000,000, and the Borrowing Base shall remain at $245,000,000 until the next Scheduled Redetermination, Interim Redetermination or other adjustment of the Borrowing Base thereafter, whichever occurs first pursuant to the terms of the Credit Agreement and (ii) the Administrative Agent, the Lenders party hereto and the Borrower hereby agree that the Aggregate Elected Commitment Amounts shall remain equal to $170,000,000. The Borrower and the Lenders acknowledge that the redetermination of the Borrowing Base provided for in this Section 3 shall constitute the Scheduled Redetermination of the Borrowing Base scheduled to occur on or about April 1, 2023 for purposes of Section 2.07(b) of the Credit Agreement. This First Amendment constitutes a New Borrowing Base Notice delivered pursuant to Section 2.07(d) of the Credit Agreement with respect to the Borrowing Base decrease provided for in this Section 3.
Section 4.Conditions Precedent. The effectiveness of this First Amendment is subject to the following:
1.1The Administrative Agent shall have received executed counterparts of this First Amendment from the Credit Parties and the Lenders constituting the Required Lenders.
1.2The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date.
1.3The Administrative Agent shall have received such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

Section 5.Miscellaneous.
1.1Confirmation and Effect. The provisions of the Credit Agreement (as amended by this First Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this First Amendment, and this First Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.
1.2Ratification and Affirmation of Credit Parties. Each of the Credit Parties hereby expressly (i) acknowledges the terms of this First Amendment, (ii) acknowledges, renews and affirms its continued liability under the Guarantee and Collateral Agreement and the other Loan Documents to which it is a party, (iii) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Credit Party contained in the Credit Agreement and the other Loan Documents to which it is a party is true and correct as of the date hereof and after giving effect to the amendments set forth in Section 2 hereof except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct as of such specified earlier date, (iv) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Credit Party of this First Amendment are within such Credit Party’s corporate or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this First Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (v) represents and warrants to the Lenders and the Administrative Agent that, after giving effect to this First Amendment, no Event of Default exists.
1.3Counterparts; Electronic Execution.
(a)This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by fax or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.
(b)The words “execute,” “execution,” “signed,” “signature,” “delivery” and words of like import in or related to this First Amendment or the transactions contemplated hereby shall be deemed to include Electronic Signatures or execution in the form of an Electronic Record, and contract formations on electronic platforms approved by the Administrative Agent, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
1.4No Oral Agreement. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT UNWRITTEN ORAL

AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
1.5Governing Law. THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
1.6Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this First Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
1.7Severability. Any provision of this First Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
1.8Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.
[Signature Pages Follow.]

The parties hereto have caused this First Amendment to be duly executed as of the day and year first above written.
BORROWER:    VITESSE ENERGY, INC.,
a Delaware corporation
By:    /s/ Brian J. Cree
Name:    Brian J. Cree
Title:    President
GUARANTORS:    VITESSE ENERGY, LLC,
a Delaware limited liability company
By:    /s/ Brian J. Cree
Name:    Brian J. Cree
Title:    President
VITESSE OIL, LLC,
a Delaware limited liability company
By:    /s/ Brian J. Cree
Name:    Brian J. Cree
Title:    President
VITESSE OIL, INC.,
a Delaware corporation
By:    /s/ Brian J. Cree
Name:    Brian J. Cree
Title:    President

VITESSE MANAGEMENT COMPANY, LLC,
a Delaware limited liability company
By:    /s/ Brian J. Cree
Name:    Brian J. Cree
Title:    President

[Signature Page to First Amendment to Credit Agreement – Vitesse Energy, Inc.]

WELLS FARGO BANK, N.A.,
as Administrative Agent and as a Lender
By:    /s/ Matthew W. Coleman
Name:    Matthew W. Coleman
Title:     Managing Director
[Signature Page to First Amendment to Credit Agreement – Vitesse Energy, Inc.]

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Jonathan Lee
Name:    Jonathan Lee
Title:    Managing Director
[Signature Page to First Amendment to Credit Agreement – Vitesse Energy, Inc.]

BOKF, NA,
as a Lender
By:    /s/ Sonja Bruce
Name:    Sonja Bruce
Title:    SVP
[Signature Page to First Amendment to Credit Agreement – Vitesse Energy, Inc.]

ZIONS BANCORPORATION, N.A. dba AMEGY BANK,
as a Lender
By:    /s/ Kathlin Ardell
Name:    Kathlin Ardell
Title:    Vice President

[Signature Page to First Amendment to Credit Agreement – Vitesse Energy, Inc.]